SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___         Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2007, at our 2007 Annual Meeting of Shareholders, our shareholders approved and adopted the Lexington Realty Trust 2007 Equity-Based Award Plan, which we refer to as the 2007 Plan. The amount and nature of the proposed awards under the 2007 Plan have not yet been determined, although the 2007 Plan permits grants of share options, share appreciation rights, restricted shares or units, bonus shares, deferred share units, and performance awards.

For a summary of the 2007 Plan, please see our Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 13, 2007.

The foregoing description of the 2007 Plan and the summary of the 2007 Plan are qualified in their entirety by reference to the 2007 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1

Lexington Realty Trust 2007 Equity-Based Award Plan (incorporated by reference to Annex A to our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: May 29, 2007	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

10.1

Lexington Realty Trust 2007 Equity-Based Award Plan (incorporated by reference to Annex A to our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2007)